Listing Report:Supplement No. 13 dated Jul 27, 2012 to Prospectus dated Jul 19, 2012
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 19, 2012 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 19, 2012 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 606106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	7.49%
Term:	36 months

Lender yield:	18.39%	Borrower rate/APR:	19.39% / 23.12%	Monthly payment:	$257.97

Lender servicing fee:	1.00%	Effective Yield*:	17.96%
		Estimated return*:	10.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1999	Debt/Income ratio:	29%
Credit score:	660-679 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,874	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	PiedmontInvestments	Borrower's state:	Pennsylvania	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	680-699 (Oct-2011) 660-679 (Jun-2008) 660-679 (Feb-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Home Improvement loan
Purpose of loan:
This loan will be used to new air conditioner and replace porch.

My financial situation:
I am a good candidate for this loan because I have a steady job working for the Government.

Monthly net income: $3244
Monthly expenses: $1026
Housing: $0
Insurance: $220
Car expenses: $0
Utilities: $200
Phone, cable, internet: $50
Food, entertainment: $100
Clothing, household expenses: $120
Credit cards and other loans: $336
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 606394
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-1998	Debt/Income ratio:	31%
Credit score:	720-739 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 7	Length of status:	8y 4m
Amount delinquent:	$453	Total credit lines:	19	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,413	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	suave-dedication3	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HVAC repair....unexpected
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 609948
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	7.99%
Term:	60 months

Lender yield:	23.33%	Borrower rate/APR:	24.33% / 26.89%	Monthly payment:	$434.40

Lender servicing fee:	1.00%	Effective Yield*:	22.78%
		Estimated return*:	14.79%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-2000	Debt/Income ratio:	37%
Credit score:	740-759 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	6y 7m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,831	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	No
Screen name:	balance-jaunt2	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 613544
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.21%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1992	Debt/Income ratio:	16%
Credit score:	720-739 (Jul-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 7	Length of status:	9y 10m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,570	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	wampum-frog9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate debt

My financial situation:
I am a good candidate for this loan because I always pay my bills on time.

Monthly net income: $3,500
Monthly expenses: $
Housing: $700.00
Insurance: $122
Car expenses: $100
Utilities: $0.00
Phone, cable, internet: $95.00
Food, entertainment: $0.00
Clothing, household expenses: $150.00
Credit cards and other loans: $1040
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 613896
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.25%
Term:	60 months

Lender yield:	27.04%	Borrower rate/APR:	28.04% / 30.70%	Monthly payment:	$155.80

Lender servicing fee:	1.00%	Effective Yield*:	26.37%
		Estimated return*:	15.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-2001	Debt/Income ratio:	21%
Credit score:	680-699 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	6y 0m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$446	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	20	Bankcard utilization:	89%
		Homeownership:	No
Screen name:	currency-hugger4	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
General
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because... as you can see on my credit report every year for the past two years i have steadily improved. My past two loans, every payment has been made on time.

Monthly net income: $ 2800
Monthly expenses: $
Housing: $ Wife pays Mortgage
Insurance: $
Car expenses: $ 165
Utilities: $ 300
Phone, cable, internet: $200
Food, entertainment: $150
Clothing, household expenses: $
Credit cards and other loans: $650
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616248
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,500.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.99%
Term:	36 months

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.83%	Monthly payment:	$387.43

Lender servicing fee:	1.00%	Effective Yield*:	11.95%
		Estimated return*:	7.96%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-1995	Debt/Income ratio:	22%
Credit score:	720-739 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 7	Length of status:	6y 11m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,751	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	Yes
Screen name:	alluring-vigilance5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Elimination Plan
This loan will be used to complete my debt elimination plan. Over the past three years I have been dedicated to eliminating non-mortgage debt. I have paid off nearly $50,000 in debt to date. This loan is the last piece of the puzzle to become Debt Free by 2014!

I am a good candidate for this loan because I am a working professional with a college degree. My job has a very high level of stability and I have been with my current company for over 7 years. My wife and I are dedicated to becoming financially independent and have been working hard to pay off debts from our younger years. We don't believe in bankruptcy, we don't believe in default. We believe in hard work and sacrifice to achieve our goals.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616678
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$17,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.49%
Term:	60 months

Lender yield:	23.98%	Borrower rate/APR:	24.98% / 27.55%	Monthly payment:	$498.77

Lender servicing fee:	1.00%	Effective Yield*:	23.41%
		Estimated return*:	14.92%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1983	Debt/Income ratio:	27%
Credit score:	820-839 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	13y 1m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,319	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	40%
		Homeownership:	Yes
Screen name:	ingenious-exchange262	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan: debt consolidation
This loan will be used to... pay off credit card debt
My financial situation: is not all that bad, but i have to many separate payments to credit cards and would like one monthly payment to pay them off.
I am a good candidate for this loan because...
because i will pay each and every monthly payment.
Monthly net income: $679.04

Monthly expenses: $ after credit cards are paid i will only have house, car ins., gas $1700.00

Housing: $ i owe a third of a house, my portion for mortgage, utilities, cable, food is $1440.00/per month. $360.00/per week

Insurance: $ 151.50/ bi anually for life insurance

Car expenses: $ 150.00/per month for gas $1000.00/per yr car insurance

Utilities: $ see above

Phone, cable, internet: $ see above

Food, entertainment: $ see above, i also go the the movies once a week. $22.00

Clothing, household expenses: $

Credit cards and other loans: $ 17,000.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616836
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.75%
Term:	36 months

Lender yield:	22.89%	Borrower rate/APR:	23.89% / 27.73%	Monthly payment:	$587.63

Lender servicing fee:	1.00%	Effective Yield*:	22.33%
		Estimated return*:	11.58%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,215	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	No
Screen name:	market-advantage0	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting New Business
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616854
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$226.02

Lender servicing fee:	1.00%	Effective Yield*:	19.52%
		Estimated return*:	11.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1994	Debt/Income ratio:	30%
Credit score:	800-819 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	17y 4m
Amount delinquent:	$0	Total credit lines:	51	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$37,238	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	Yes
Screen name:	tambourine436	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
I am consolidating a few bills to one loan and want to make it easier to pay my bills.

Also have a buyer for our house so financially things will be looking up in the next few months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616878
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.99%
Term:	60 months

Lender yield:	20.24%	Borrower rate/APR:	21.24% / 23.72%	Monthly payment:	$81.57

Lender servicing fee:	1.00%	Effective Yield*:	19.88%
		Estimated return*:	13.89%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1999	Debt/Income ratio:	14%
Credit score:	700-719 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$9,811	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	6	Bankcard utilization:	79%
		Homeownership:	No
Screen name:	unequivocal-gain242	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay bills
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616920
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.49%
Term:	12 months

Lender yield:	14.87%	Borrower rate/APR:	15.87% / 23.67%	Monthly payment:	$453.35

Lender servicing fee:	1.00%	Effective Yield*:	14.54%
		Estimated return*:	6.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1984	Debt/Income ratio:	14%
Credit score:	700-719 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 8	Length of status:	3y 4m
Amount delinquent:	$45	Total credit lines:	17	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$8,203	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	No
Screen name:	emphatic-ore374	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding
Purpose of loan: Wedding Expenses
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $8200
Monthly expenses: $5000
Housing: $1600
Insurance: $300
Car expenses: $1000
Utilities: $250
Phone, cable, internet: $100
Food, entertainment: $1200
Clothing, household expenses: $
Credit cards and other loans: $300
Other expenses: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616932
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$188.35

Lender servicing fee:	1.00%	Effective Yield*:	19.52%
		Estimated return*:	11.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-2000	Debt/Income ratio:	20%
Credit score:	700-719 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	12y 10m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,609	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	Yes
Screen name:	a-transparency-bluebird	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to.... cover additional costs of home renovation. During the current project, I discovered additional items that need to be repaired.

My financial situation:
I am a good candidate for this loan because... I have a proven track record of making good on financial agreements, have a good credit rating, and have been employed with the same company for almost 13 years.

Monthly net income: $3,100
Housing: $500
Insurance: $110
Car expenses: $400
Utilities: $50
Phone, cable, internet: $150
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $2,800 balance (one card)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617198
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,001.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	13.75%
Term:	60 months

Lender yield:	30.85%	Borrower rate/APR:	31.85% / 34.61%	Monthly payment:	$167.53

Lender servicing fee:	1.00%	Effective Yield*:	29.43%
		Estimated return*:	15.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-2008	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,534	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	No
Screen name:	generous-transaction8	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting New Business
Purpose of loan:
This loan will be used to... start a business

My financial situation:
I am a good candidate for this loan because...I have good business venture idea that i believe will prosper into something great. My bredit score is very imortant to me, I have worked hard to have good credit and i dont intend on losing it.

Monthly net income: $ 3000
Monthly expenses: $500
Housing: $200
Insurance: $0
Car expenses: $100
Utilities: $
Phone, cable, internet: $
Food, entertainment: $100
Clothing, household expenses: $
Credit cards and other loans: $100
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617216
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.49%
Term:	60 months

Lender yield:	19.39%	Borrower rate/APR:	20.39% / 22.85%	Monthly payment:	$667.78

Lender servicing fee:	1.00%	Effective Yield*:	19.05%
		Estimated return*:	13.56%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-2004	Debt/Income ratio:	21%
Credit score:	740-759 (Jul-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 2	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$552	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	owenshiner	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to... Pay off debt

My financial situation: 1500 every two weeks, two cars that are paid off, no bills other than phone
I am a good candidate for this loan because... Enlisted military with steady pay check, responsible

Monthly net income: $ 3200.00
Monthly expenses: $ 450
Housing: $ on post housong
Insurance: $ 100
Car expenses: $ 0
Utilities: $ 0
Phone, cable, internet: $ 0
Food, entertainment: $ 100
Clothing, household expenses: $ 100
Credit cards and other loans: $ 18000
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617240
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	7.49%
Term:	60 months

Lender yield:	22.62%	Borrower rate/APR:	23.62% / 26.16%	Monthly payment:	$428.22

Lender servicing fee:	1.00%	Effective Yield*:	22.08%
		Estimated return*:	14.59%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1986	Debt/Income ratio:	22%
Credit score:	760-779 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 7	Length of status:	13y 0m
Amount delinquent:	$270	Total credit lines:	30	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$37,706	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Bankcard utilization:	21%
		Homeownership:	Yes
Screen name:	diverse-platinum090	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds for back surgery and dental
Purpose of loan:
This loan will be used to... pay off Dr. Bills for back surgery and to have dental surgery needed to replace missing teeth

My financial situation:
I am a good candidate for this loan because...
I have been at the same job for 16 years and work everyday very hard.

Monthly net income: $3200
Monthly expenses: $1200
Housing: $600
Insurance: $200
Car expenses: $0
Utilities: $125
Phone, cable, internet: $60
Food, entertainment: $250
Clothing, household expenses: $50
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.49%
Term:	36 months

Lender yield:	13.14%	Borrower rate/APR:	14.14% / 17.75%	Monthly payment:	$684.91

Lender servicing fee:	1.00%	Effective Yield*:	12.92%
		Estimated return*:	8.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1996	Debt/Income ratio:	26%
Credit score:	700-719 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 9	Length of status:	0y 8m
Amount delinquent:	$3,030	Total credit lines:	28	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,322	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	13	Bankcard utilization:	49%
		Homeownership:	No
Screen name:	tidy-currency4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	700-719 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	740-759 (Sep-2011)
Principal balance:	$1,951.58	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Updating the Family Home
Purpose of loan:
This loan will be used to update the childhood home I grew up in. I just purchased the home from my parents and am now updating for me children to grow up in.

My financial situation:
I am a good candidate for this loan because my wife and I are financially stable and we have been current on our Prosper loan due to be paid off in October (which we used to pay off cc debt to get the home) =).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617258
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$320.19

Lender servicing fee:	1.00%	Effective Yield*:	19.52%
		Estimated return*:	11.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1987	Debt/Income ratio:	28%
Credit score:	740-759 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$77,263	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	community-magnolia8	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate credit cards
Purpose of loan:
This loan will be used to...Consolidate credit cards and allow for ramp-up time for commissions

My financial situation:
I am a good candidate for this loan because...I am currently working for a company that has been in business for 20 years. I am one of 4 salesmen. The company sells approx $500 to $750K per month. I am making a base plus 3% commission of my sales total. I have been selling the same services for that last 12 years. There is a ramp-up time of approximately 6 months to get to a level of at least $100K per month.

Monthly net income: $2460
Monthly expenses: $2116
Housing: $400
Insurance: $975
Car expenses: $288
Utilities: $0
Phone, cable, internet: $78
Food, entertainment: $200
Clothing, household expenses: $75
Credit cards and other loans: $
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617318
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.21%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-2003	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Jul-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	tranquil-return579	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Matt
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617380
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	13.75%
Term:	60 months

Lender yield:	30.85%	Borrower rate/APR:	31.85% / 34.61%	Monthly payment:	$301.49

Lender servicing fee:	1.00%	Effective Yield*:	29.43%
		Estimated return*:	15.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-2000	Debt/Income ratio:	39%
Credit score:	700-719 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	4y 2m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,327	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	No
Screen name:	brightest-impeccable-integrity	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Procedure
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617440
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	7.99%
Term:	60 months

Lender yield:	23.33%	Borrower rate/APR:	24.33% / 26.89%	Monthly payment:	$434.40

Lender servicing fee:	1.00%	Effective Yield*:	22.78%
		Estimated return*:	14.79%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$554	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	value-zoo7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
auto loan
Purpose of loan: car purchase
This loan will be used to...purchase car

My financial situation: solid
I am a good candidate for this loan because...EXCELLENT REPAYMENT
HISTORY!!!!!!!!!!!!!!!!!!

Monthly net income: $7000.00
Monthly expenses: $1310.00
Housing: $700.00
Insurance: $0
Car expenses: $0
Utilities: $250.00
Phone, cable, internet: $120.00
Food, entertainment: $100.00
Clothing, household expenses: $100.00
Credit cards and other loans: $40.00
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617446
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,500.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	6.49%
Term:	36 months

Lender yield:	16.74%	Borrower rate/APR:	17.74% / 21.43%	Monthly payment:	$378.23

Lender servicing fee:	1.00%	Effective Yield*:	16.36%
		Estimated return*:	9.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-2001	Debt/Income ratio:	12%
Credit score:	680-699 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	5y 2m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,607	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	No
Screen name:	dough-castanets7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds for a wedding
Purpose of loan:
This loan will be used to supplement remaining funds needed for wedding planning.

My financial situation:
I am a good candidate for this loan because I work full time, earn a great monthly income and will be able to pay off the loan in a timely manner.

Monthly net income: $5100
Monthly expenses: $ 1533
Housing: $640
Insurance: $25
Car expenses: $0
Utilities: $45
Phone, cable, internet: $23
Food, entertainment: $100
Clothing, household expenses: $100
Credit cards and other loans: $600
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617464
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.25%
Term:	36 months

Lender yield:	23.49%	Borrower rate/APR:	24.49% / 28.34%	Monthly payment:	$355.42

Lender servicing fee:	1.00%	Effective Yield*:	22.91%
		Estimated return*:	11.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1989	Debt/Income ratio:	22%
Credit score:	660-679 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	18y 11m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$13,235	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	calm-marketplace5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bill Consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.75%
Term:	36 months

Lender yield:	24.24%	Borrower rate/APR:	25.24% / 29.11%	Monthly payment:	$259.26

Lender servicing fee:	1.00%	Effective Yield*:	23.64%
		Estimated return*:	11.89%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-2005	Debt/Income ratio:	11%
Credit score:	720-739 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	25y 3m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$71	Stated income:	$100,000+
Delinquencies in last 7y:	2	Bankcard utilization:	23%
		Homeownership:	Yes
Screen name:	worthy-peso9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 608881
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.99%
Term:	60 months

Lender yield:	13.86%	Borrower rate/APR:	14.86% / 17.18%	Monthly payment:	$592.91

Lender servicing fee:	1.00%	Effective Yield*:	13.81%
		Estimated return*:	10.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Apr-1994	Debt/Income ratio:	8%
Credit score:	780-799 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,997	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	No
Screen name:	meteor713	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment
Purpose of loan: Purchasing a new business
This loan will be used to inventory and franchise fee
I have found sandwich store in Santa Ana ,franchise and 200 store nationwide busy foot traffic And high gross volum store , $600,000 per year and $ 180,000 profit

My financial situation: I made $100,000 year
I am a good candidate for this loan because my fico score is 820
I have building up my credit for 20 years never behind for car payment
C C card and mortgage
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 611121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	17.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$108.57

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	11.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1994	Debt/Income ratio:	37%
Credit score:	660-679 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 19	Length of status:	4y 11m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,729	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	caper685	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 614351
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	17.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$86.85

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	11.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1993	Debt/Income ratio:	40%
Credit score:	680-699 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	28y 5m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$48,117	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	camaraderi-vibrato	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 615047
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.99%
Term:	36 months

Lender yield:	11.99%	Borrower rate/APR:	12.99% / 15.83%	Monthly payment:	$673.78

Lender servicing fee:	1.00%	Effective Yield*:	11.95%
		Estimated return*:	7.96%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-1998	Debt/Income ratio:	18%
Credit score:	740-759 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$154,274	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	first-keen-agreement	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to...Pay off credit card debt.

My financial situation:
I am a good candidate for this loan because...Excellent credit
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616247
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	17.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$151.99

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	11.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-2009	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	14	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$261
Delinquencies in last 7y:	0	Bankcard utilization:	52%
		Homeownership:	No
Screen name:	honorable-asset3	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vacation/Buying a car
Purpose of loan:
This loan will be used to...
Currently I have a 1993 Pontiac Grand Am that has almost killed me because of breakdowns and is costing me more and more to keep it running so a portion of this loan will be used to buy a new-to-me car: I have already gotten an idea on a $1900 car that I can buy with a portion of this loan, The other part will be used (about $200) to go up to Canada so I can see a good friend. I shall use the remaining balance to start paying the monthly fee until i get a job and as soon as that happens i shall be able to pay off the loan with greater ease.

My financial situation:
I am a good candidate for this loan because...
I have always found ways to make at LEAST the minimum payment and usually do a little more than the minimum and i will certainly pay it back or call to work out some payment arrangement should something arise that will complicate the process.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616881
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$22,850.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.99%
Term:	60 months

Lender yield:	20.24%	Borrower rate/APR:	21.24% / 23.72%	Monthly payment:	$621.26

Lender servicing fee:	1.00%	Effective Yield*:	19.88%
		Estimated return*:	13.89%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1993	Debt/Income ratio:	16%
Credit score:	740-759 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	12y 5m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,522	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	principal-spinner3	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Gazelle Intensity to get rid of ccd
Purpose of loan:
This loan will be used to...
Eliminate my debt and move faster towards debt freedom.
My financial situation: The Provident Bank
I am a good candidate for this loan because...I am sincere and serious about paying down my debt as quickly and as responsibly as possible while continuing to fund my retirement and help build my mother's retirement.

Monthly net income: $4800
Monthly expenses: $4300
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616899
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	17.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$130.28

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	11.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-1990	Debt/Income ratio:	26%
Credit score:	660-679 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	21y 5m
Amount delinquent:	$0	Total credit lines:	52	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,418	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	No
Screen name:	gain-meridian9	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 616917
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.75%
Term:	36 months

Lender yield:	22.89%	Borrower rate/APR:	23.89% / 27.73%	Monthly payment:	$156.70

Lender servicing fee:	1.00%	Effective Yield*:	22.33%
		Estimated return*:	11.58%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-1998	Debt/Income ratio:	26%
Credit score:	640-659 (Jul-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	8 / 8	Length of status:	2y 3m
Amount delinquent:	$1,175	Total credit lines:	35	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,149	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	14%
		Homeownership:	No
Screen name:	integrity-fountain9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	5 ( 83% )	640-659 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	1 ( 17% )	720-739 (Jan-2012)
Principal balance:	$3,543.70	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Home Improvement-Tree Removal
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617189
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$188.35

Lender servicing fee:	1.00%	Effective Yield*:	19.52%
		Estimated return*:	11.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1992	Debt/Income ratio:	22%
Credit score:	800-819 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	0y 8m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	peaceful-silver522	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Easing Cash Flow
Purpose of loan:
Catching up on a few bills after a job transition.

My financial situation:
I am a good candidate for this loan because I have excellent credit and steady employment with a growing company.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617219
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,600.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	17.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$156.34

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	11.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-2010	Debt/Income ratio:	15%
Credit score:	660-679 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	tough-worth7	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Going to pay off some bills
Purpose of loan: Pay off bills and help grandmother
This loan will be used to... pay off bill and help my ill grandmother

My financial situation: I am working
I am a good candidate for this loan because... I am a great candidate because I am going to use this money to pay some old bills off and get my grandmother some much needed help. She has cancer and is now doing kemo therapy

Monthly net income: $1300
Monthly expenses: $500
Housing: $200
Insurance: $78
Car expenses: $0
Utilities: $0
Phone, cable, internet: $75
Food, entertainment: $100
Clothing, household expenses: $30
Credit cards and other loans: $0
Other expenses: $
Gas 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617243
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	17.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	11.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1997	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	8	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$356
Delinquencies in last 7y:	0	Bankcard utilization:	71%
		Homeownership:	No
Screen name:	first-greenback-euphoria	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617273
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.25%
Term:	36 months

Lender yield:	28.09%	Borrower rate/APR:	29.09% / 33.05%	Monthly payment:	$146.84

Lender servicing fee:	1.00%	Effective Yield*:	26.81%
		Estimated return*:	12.56%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1986	Debt/Income ratio:	16%
Credit score:	680-699 (Jul-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 9	Length of status:	7y 2m
Amount delinquent:	$13	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,683	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	Yes
Screen name:	self-reliant-auction3	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to...pay day loans

My financial situation:
I am a good candidate for this loan because. I will pay it back.I have had some unexpected emergencies over the last 5 years...

Monthly net income: $4100
Monthly expenses: $50
Housing: $850
Insurance: $481
Car expenses: $264
Utilities: $120
Phone, cable, internet: $115
Food, entertainment: $50
Clothing, household expenses: $50
Credit cards and other loans: $275
Other expenses: $158
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.75%
Term:	36 months

Lender yield:	24.24%	Borrower rate/APR:	25.24% / 29.11%	Monthly payment:	$199.43

Lender servicing fee:	1.00%	Effective Yield*:	23.64%
		Estimated return*:	11.89%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1979	Debt/Income ratio:	8%
Credit score:	660-679 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	6 / 5	Length of status:	0y 6m
Amount delinquent:	$12,071	Total credit lines:	44	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$1,616	Stated income:	$100,000+
Delinquencies in last 7y:	35	Bankcard utilization:	76%
		Homeownership:	Yes
Screen name:	peaceful-camaraderi933	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617347
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$301.36

Lender servicing fee:	1.00%	Effective Yield*:	19.52%
		Estimated return*:	11.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1987	Debt/Income ratio:	16%
Credit score:	760-779 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 1	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$403	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	40%
		Homeownership:	No
Screen name:	interest-onator4	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to replace windows and siding on personal residence.

My financial situation:
I am a good candidate for this loan because I have steady employment and I pay my creditors.

Monthly net income: $2,400
Monthly expenses: $960
Housing: $495
Insurance: $50
Car expenses: $85
Utilities: $125
Phone, cable, internet: $0
Food, entertainment: $50
Clothing, household expenses: $30
Credit cards and other loans: $75
Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617353
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.25%
Term:	36 months

Lender yield:	23.49%	Borrower rate/APR:	24.49% / 28.34%	Monthly payment:	$296.18

Lender servicing fee:	1.00%	Effective Yield*:	22.91%
		Estimated return*:	11.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-2004	Debt/Income ratio:	12%
Credit score:	680-699 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	7y 11m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,000	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	No
Screen name:	loan-bluebird1	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Consolidation
Purpose of loan:
This loan will be used to pay off credit card debt.

My financial situation:

Monthly net income: $3000
Monthly expenses: $1331
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617383
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	6.49%
Term:	36 months

Lender yield:	16.74%	Borrower rate/APR:	17.74% / 21.43%	Monthly payment:	$108.07

Lender servicing fee:	1.00%	Effective Yield*:	16.36%
		Estimated return*:	9.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1985	Debt/Income ratio:	15%
Credit score:	660-679 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$220	Stated income:	$1-$24,999
Delinquencies in last 7y:	8	Bankcard utilization:	6%
		Homeownership:	No
Screen name:	orange-generosity-optimization	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
automobile
Purpose of loan: auto purchase
This loan will be used to...

My financial situation: stable
I am a good candidate for this loan because...

Monthly net income: $19200
Monthly expenses: $600
Housing: $rent300
Insurance: $
Car expenses: $0
Utilities: $100
Phone, cable, internet: $100
Food, entertainment: $
Clothing, household expenses: $100
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617389
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	17.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$130.28

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	11.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1978	Debt/Income ratio:	11%
Credit score:	680-699 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	3 / 2	Length of status:	5y 6m
Amount delinquent:	$16	Total credit lines:	11	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	majestic-money094	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation loan
Purpose of loan:
This loan will be used to...pay my bills off.

My financial situation:
I am a good candidate for this loan because...I always pay back my debts.

Monthly net income: $ 1600.00
Monthly expenses: $
Housing: $ 807.00
Insurance: $ 40.00
Car expenses: $ 20 every 2 weeks for gas
Utilities: $ 100-150
Phone, cable, internet: $ approx 200. Canceling cable and home phone within the next month
Food, entertainment: $ 200 monthly
Clothing, household expenses:
Credit cards and other loans: $ 95 with credit union
Other expenses: $
$120-150 for lawn service monthly
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617395
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	0.99%
Term:	36 months

Lender yield:	6.49%	Borrower rate/APR:	7.49% / 8.83%	Monthly payment:	$124.41

Lender servicing fee:	1.00%	Effective Yield*:	6.49%
		Estimated return*:	5.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Sep-1993	Debt/Income ratio:	5%
Credit score:	780-799 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,111	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Homeownership:	No
Screen name:	peaceful-moola833	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
move
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617401
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.75%
Term:	36 months

Lender yield:	24.24%	Borrower rate/APR:	25.24% / 29.11%	Monthly payment:	$319.09

Lender servicing fee:	1.00%	Effective Yield*:	23.64%
		Estimated return*:	11.89%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1989	Debt/Income ratio:	13%
Credit score:	700-719 (Jul-2012)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	5 / 4	Length of status:	1y 11m
Amount delinquent:	$2,964	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$2,569	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Bankcard utilization:	39%
		Homeownership:	Yes
Screen name:	t1mqthy	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Parents 25th Anniversary
Purpose of loan:
This loan will be used to help fund my parents 25th anniversary present, and our trip to be there with them.

My financial situation:
I am a good candidate for this loan because we have proven ourselves responsible with our money, own our own home and business, and have no intentions on putting our good credit at risk.

Monthly net income: $5000
Monthly expenses: $
Housing: $1250
Insurance: $450
Car expenses: $300
Utilities: $300
Phone, cable, internet: $300
Food, entertainment: $300
Clothing, household expenses: $300
Credit cards and other loans: $200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617419
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$385.74

Lender servicing fee:	1.00%	Effective Yield*:	8.72%
		Estimated return*:	6.23%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1977	Debt/Income ratio:	22%
Credit score:	740-759 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	25y 11m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$45,642	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	Yes
Screen name:	catb	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	78 ( 100% )	740-759 (Latest)
Principal borrowed:	$27,500.00	< 31 days late:	0 ( 0% )	780-799 (Oct-2011) 780-799 (Oct-2008) 820-839 (Mar-2008)
Principal balance:	$4,026.54	31+ days late:	0 ( 0% )
Total payments billed:	78
Description
Home/Farm Improvement
Purpose of loan: Home/Farm
This loan will be used to...renovate, repair, replace

My financial situation: Great!
I am a good candidate for this loan because...This will be my fourth loan with Prosper. I am also a Prosper lender.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617431
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.99%
Term:	60 months

Lender yield:	20.24%	Borrower rate/APR:	21.24% / 23.72%	Monthly payment:	$176.73

Lender servicing fee:	1.00%	Effective Yield*:	19.88%
		Estimated return*:	13.89%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-2004	Debt/Income ratio:	9%
Credit score:	700-719 (Jul-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	8y 1m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,141	Stated income:	$100,000+
Delinquencies in last 7y:	2	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	virtuous-transaction262	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 9000
Monthly expenses: $
Housing: $ 3300
Insurance: $
Car expenses: $ no loan
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $ 500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 617491
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.99%
Term:	60 months

Lender yield:	20.24%	Borrower rate/APR:	21.24% / 23.72%	Monthly payment:	$135.94

Lender servicing fee:	1.00%	Effective Yield*:	19.88%
		Estimated return*:	13.89%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1997	Debt/Income ratio:	7%
Credit score:	740-759 (Jul-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	5y 7m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,919	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	hope-promise3	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
No description is available.
Information in the Description is not verified.